                                                                    EXHIBIT 31.2

            CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony R. Verdi, certify that:

      (1)   I have reviewed this annual report on Form 10-KSB of Health Benefits
            Direct Corporation;

      (2)   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
               circumstances under which such statements were made, not
               misleading with respect to the period covered by this report;

      (3)   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      (4)   The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures
               (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

            a)    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under the Company's supervision, to ensure that material information relating to the registrant, including its consolidated
                  subsidiaries, is made known to the Company by others within those entities, particularly during the period in which this report is being prepared;

            b)    Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report the Company's conclusions about the effectiveness of the
                  disclosure controls and procedures, as of the end of the
                  period covered by this report based on such evaluation; and

            c)    Disclosed in the report any change in the registrant's
                  internal control over financial reporting that has occurred during the registrant's most recent fiscal quarter (the
                  registrant's fourth fiscal quarter in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

      (5)   The registrant's other certifying officer and I have disclosed, based on the Company's most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

            a)    All significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

            b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                  registrant's internal control over financial reporting.

Date: March 31, 2006

                                               /s/ Anthony R. Verdi
                                               __________________________
                                               Anthony R. Verdi
                                               Chief Financial Officer